UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2013

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51609	34-2019608
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached to this Current Report on Form 8-K is a copy of the transcript of and presentation material for an investor video presentation (“2013 Mid-Year Financial Results Video”) and a copy of the transcript of an investor video presentation (“First Half 2013 Strategy Execution Video”), both of which Inland American Real Estate Trust, Inc., a Maryland corporation (the “Company”) made available on its website on October 15, 2013. The investor video presentations are available on the home page of the Company’s website, located at www.inland-american.com. The transcript and the presentation material of the 2013 Mid-Year Financial Results Video are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 7.01. The transcript of the First Half 2013 Strategy Execution Video is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Forward-Looking Statements

The information set forth in this Item 7.01 and the attached Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, includes “forward-looking statements.” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about a possible repurchase of shares of our common stock, the makeup of our portfolio and the timing and method of our liquidity strategy. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among other things, our ability to sell or acquire properties at acceptable terms and conditions; financial market disruptions; and the risks discussed in the Company’s filings with the SEC, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

The information in this Item 7.01 disclosure, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be incorporated by reference into the filings of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Transcript of the 2013 Mid-Year Financial Results Video made available by Inland American Real Estate Trust, Inc. on October 15, 2013

99.2	Presentation Material from the 2013 Mid-Year Financial Results Video made available by Inland American Real Estate Trust, Inc. on October 15, 2013

99.3	Transcript of the First Half 2013 Strategy Execution Video made available by Inland American Real Estate Trust, Inc. on October 15, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date: October 15, 2013	By:	/s/ Jack Potts
	Name:	Jack Potts
	Title	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of the 2013 Mid-Year Financial Results Video made available by Inland American Real Estate Trust, Inc. on October 15, 2013

99.2	Presentation Materials from the 2013 Mid-Year Financial Results Video made available by Inland American Real Estate Trust, Inc. on October 15, 2013

99.3	Transcript of the First Half 2013 Strategy Execution Video made available by Inland American Real Estate Trust, Inc. on October 15, 2013

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